Exhibit 99.1

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.	ACCRUAL BASIS

CASE NUMBER: 12-31549-bjh-11

JUDGE: Barabara J. Houser

UNITED STATES BANKRUPTCY COURT

NORTHERN AND EASTERN

DISTRICT OF

TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: May 31st, 2012

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ John H. Homier	CFO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

John H. Homier	6/20/2012
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Adrian Lamberti	Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Adrian Lamberti	6/20/2012
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.	ACCRUAL BASIS-1

CASE NUMBER: 12-31549-bjh-11

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	3/31/2012	April 2012	May 2012
ASSETS
1.	UNRESTRICTED CASH (1)	$697,796	$496,004	$141,380	$(167,108)
2.	RESTRICTED CASH
3.	TOTAL CASH	$697,796	$496,004	$141,380	$(167,108)
4.	ACCOUNTS RECEIVABLE (NET)
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES		$908,866	$1,587,434	$548,544
8.	OTHER (ATTACH LIST) (2) MOR-1 Exhibit A	$350,000	$130,402,889	$128,952,142	$128,808,472
9.	TOTAL CURRENT ASSETS	$1,047,796	$131,807,759	$130,680,956	$129,189,908
10.	PROPERTY, PLANT & EQUIPMENT	$119,000	$2,390,824	$2,390,824	$2,390,824
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION		$1,739,202	$1,768,061	$1,796,920
12.	NET PROPERTY, PLANT & EQUIPMENT	$119,000	$651,622	$622,763	$593,904
13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$1,166,796	$132,459,381	$131,303,719	$129,783,812

POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$29,391	$97,343	$15,860
18.	TAXES PAYABLE
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES (5)		$328,223	$356,412	$369,735
21.	SECURED DEBT (6)		$365,050	$459,903	$477,144
22.	OTHER (ATTACH LIST)
23.	TOTAL POSTPETITION LIABILITIES		$722,664	$913,658	$862,738
PREPETITION LIABILITIES
24.	SECURED DEBT (3)(4)	$81,113,359	$81,113,359	$81,034,453	$81,034,453
25.	PRIORITY DEBT	$29,306	$29,306	$29,306	$29,306
26.	UNSECURED DEBT	$1,361,469	$1,361,469	$1,361,469	$1,361,469
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$82,504,134	$82,504,134	$82,425,228	$82,425,228
29.	TOTAL LIABILITIES	$82,504,134	$83,226,798	$83,338,886	$83,287,966
EQUITY
30.	PREPETITION OWNERS’ EQUITY		$50,105,888	$50,105,888	$50,105,888
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(873,304)	$(2,141,056)	$(3,610,042)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY	$(81,337,338)	$49,232,584	$47,964,832	$46,495,846
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$1,166,796	$132,459,382	$131,303,719	$129,783,812

(1) Cash at filing was listed as $697,795.79, but this total did not include transactions that Bank of Texas had not posted when the balance was obtained online in the afternoon of the day of the filing, March 7th, 2012. The true cash total was $590,434.12 and a reconciliation of the filed balance to the actual balance follows below:

Balance per filed schedule 03/07/2 012	697,795.79
Less Wire payments clearing on 3/7/2012	(65,816.00)
Less Check payments clearing on 3/7/2012	(422.49)
Less ACH payments clearing on 3/7/2012	(41,123.18)
$590,434.12

(2) Includes consolidated retainer of $250,000 for Thompson & Knight, $40,000 for Blackhill Partners and $66,800.00 for other contract employees Adjusted balance for bank at 03/07/2012

(3) Payment of insurance prepetition balance installments.

(4) For balance sheet purposes, the secured debt for Cano Petroleum, Inc. and its subsidiaries is carried in total by Cano Petroleum, Inc.

(5) Fee Application made by Thompson & Knight and Blackhill Partners for post petition services for March 8th through May 31st, 2012.

(6) Additional post petition interest expense recorded on secured debt for Union bank of California for March, April and May 2012 in line with their schedules.

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.	ACCRUAL BASIS-2

CASE NUMBER: 12-31549-bjh-11

INCOME STATEMENT

		MONTH	MONTH	MONTH	MONTH
		3/8/2012 to 3/31/2012	April 2012	May 2012
REVENUES
1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$20,046	$52,930	$77,285
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE	$117,196	$358,193	$503,883
12.	RENT & LEASE	$12,553	$11,454	$12,081
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$149,795	$422,577	$593,249	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(149,795)	$(422,577)	$(593,249)	$0
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)
17.	NON-OPERATING EXPENSE (ATT. LIST)
18.	INTEREST EXPENSE (3)	$365,050	$459,903	$477,144
19.	DEPRECIATION / DEPLETION	$28,936	$28,859	$28,859
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$393,986	$488,762	$506,003	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES (2)	$328,223	$356,412	$369,735
24.	U.S. TRUSTEE FEES (1)	$1,300
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$329,523	$356,412	$369,735	$0
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(873,304)	$(1,267,751)	$(1,468,986)	$0

Notes:

(1) Includes Q1 2012 Trustee Fees of $975 for Cano Petroleum Inc. and $325 for Tri-Flow Inc.

(2) Replaces estimated expenses for Blackill Partners of $125,000 post petition and $700,000 for Thompson and Knight - invoices were submitted 05/31/2012 for court approval covering the post filing period: 03/08/12 to 05/31/12.

(3) Additional interest expense recorded for the Union Bank of California Senior and Sub loans of $246,172 for March 8 to 31st, and a total of $307,715 for April 1st to 30th.

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.	ACCRUAL BASIS-3

CASE NUMBER: 12-31549-bjh-11

		MONTH	MONTH	MONTH	QUARTER
		3/8/2012 to 3/31/2012	April-12	May 2012	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH (1)	$590,434	$496,004	$141,380	$590,434
RECEIPTS FROM OPERATIONS
2.	CASH SALES
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION				$0
4.	POSTPETITION				$0
5.	TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS				$0
8.	OTHER (ATTACH LIST)				$0
9.	TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10.	TOTAL RECEIPTS	$0	$0	$0	$0
11.	TOTAL CASH AVAILABLE	$590,434	$496,004	$141,380	$590,434
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$8,362	$18,888	$2,868	$30,118
13.	PAYROLL TAXES PAID	$632	$1,379	$273	$2,284
14.	SALES, USE & OTHER TAXES PAID				$0
15.	SECURED / RENTAL / LEASES	$9,405	$30,929	$21,633	$61,967
16.	UTILITIES (3)		$6,914	$2,334	$9,247
17.	INSURANCE	$39,452	$39,453	$39,453	$118,358
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES				$0
20.	TRAVEL				$0
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE		$410		$410
23.	SUPPLIES		$750	$633	$1,383
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST) see MOR-3 Exhibit A	$36,579	$255,902	$239,994	$532,475
26.	TOTAL OPERATING DISBURSEMENTS	$94,430	$354,625	$307,188	$756,242
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES			$1,300	$1,300
29.	OTHER (ATTACH LIST)				$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$1,300	$1,300
31.	TOTAL DISBURSEMENTS	$94,430	$354,625	$308,488	$757,542
32.	NET CASH FLOW	$(94,430)	$(354,625)	$(308,488)	$(757,542)
33.	CASH - END OF MONTH (2)	$496,004	$141,380	$(167,108)	$(167,108)

Notes:

(1) Cash at filing was listed as $697,795.79, but this total did not include transactions that Bank of Texas had not posted when the balance was obtained online in the afternoon of the day of the filing, March 7th, 2012. The true cash total was $590,434.12 and a reconciliation of the filed balance to the actual balance follows below:

Balance per filed schedule 03/07/2012	697,795.79
Less Wire payments clearing on 3/7/2012	(65,816.00)
Less Check payments clearing on 3/7/2012	(422.49)
Less ACH payments clearing on 3/7/2012	(41,123.18)
Adjusted balance for bank at 03/07/2012	$590,434.12

(2) Exclusive of cash sweep from zero balance accounts to concentration account at Cano Petroleum, Inc.

(3) April Includes deposits of $2,771.14 paid through approved utilities order

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.	ACCRUAL BASIS-4

CASE NUMBER: 12-31549-bjh-11

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	3/8/2012 to 3/31/2012	April 2012	May 2012
1.	0-30
2.	31-60
3.	61-90
4.	91+
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$0	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES (1)	MONTH:	May 2012

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER (ATTACH LIST)
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE	$15,860				$15,860

STATUS OF POSTPETITION TAXES (1)	MONTH:	May 2012

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
		LIABILITY*	0R ACCRUED	PAID	LIABILITY
FEDERAL
1.	WITHHOLDING**
2.	FICA-EMPLOYEE**
3.	FICA-EMPLOYER**
4.	UNEMPLOYMENT
5.	INCOME
6.	OTHER (ATTACH LIST)
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING
9.	SALES
10.	EXCISE
11.	UNEMPLOYMENT
12.	REAL PROPERTY
13.	PERSONAL PROPERTY
14.	OTHER (ATTACH LIST)
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

*                                        The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**                                 Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

(1) Only taxes paid directly by Cano Petroleum, Inc. and its subsidiaries; taxes paid on their behalf by others (e.g. first purchasers and PEO — Resourcing Edge) are not shown

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.	ACCRUAL BASIS-5

CASE NUMBER: 12-31549-bjh-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

MONTH:	May 2012

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3
A.	BANK:	Bank of Texas N.A	Bank of Texas N.A	Bank of Texas N.A
B.	ACCOUNT NUMBER:	31012914	31013406	8094216003
C.	PURPOSE (TYPE):	Checking	Concentration	Debit Card	TOTAL
1.	BALANCE PER BANK STATEMENT	$0	$3,247,880	$7,640	$3,255,519
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS	$17,142			$17,142
4.	OTHER RECONCILING ITEMS				$0
5.	MONTH END BALANCE PER BOOKS (1)	$(17,142)	$3,247,880	$7,640	$3,238,377
6.	NUMBER OF LAST CHECK WRITTEN	1001002039	N/A	N/A

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$0

13.	TOTAL CASH - END OF MONTH	$3,238,377

(1) Includes effect of cash sweeps from zero balance accounts to concentration account at Cano Petroleum, Inc.

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.	ACCRUAL BASIS-6

CASE NUMBER: 12-31549-bjh-11

MONTH:	May 2012

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	John Homier	Contract Payment	$77,285	$150,261
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$77,285	$150,261

PROFESSIONALS

	DATE OF COURT				TOTAL
	ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS	$0	$0	$0	$0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	Bro-Co, LLC	$13,363	$13,363	$0
2.	Culberson Rental & Leasing Co. Inc(1)	$3,949	$7,810	$(3,861)
3.	Key Equipment & Finance Inc	$377	$377	$0
4.	Tindall Record Storage	$84	$84	$(0)
5.	Pitney Bowes Global Financial (Quarterly Lease)			$0
6.	TOTAL	$17,773	$21,633	$(3,860)

Notes:

1) Paid May and June leases

Monthly Operating Report

CASE NAME: Cano Petroleum, Inc.	ACCRUAL BASIS-7

CASE NUMBER: 12-31549-bjh-11

MONTH:	May -2012

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
General Liability Insurance	ACE American Insurance	8/16/2011 to 8/16/2012	Fully paid at the
Business Auto	ACE American Insurance	8/16/2011 to 8/16/2012	time of preparation.
Umbrella	ACE Property & Casualty	8/16/2011 to 8/16/2012
Umbrella Extension	Gotham Insurance Company	8/16/2011 to 8/16/2012
Marine Insurance	AGCS Marine Insurance Co.	8/16/2011 to 8/16/2012
COW	Lloyds of London	8/16/2011 to 8/16/2012

CASE NAME:  Cano Petroleum, Inc.

CASE NUMBER:  12-31549-bjh-11

MOR-1 Exhibit A

1160000000 Intercompany Receivable/Payable Account	$142,496,197
1160001003 Intercompany Receivable/Payable CC 1003	$(8,727,761)
1160001004 Intercompany Receivable/Payable CC 1004	$1,751,441
1160001005 Intercompany Receivable/Payable CC 1005	$(7,132,146)
1160001010 Intercompany Receivable/Payable CC 1010	$3,642,542
1160001011 Intercompany Receivable/Payable CC 1011	$(3,243,717)
Intercompany Adjustment	$(424,928)
2400000000 Goodwill	101,166.00
Thomson & Knight retainer	250,302.66
Contract employee retainers	55,375.00
Blackhill Partners retainer	40,000.00
128,808,471.91

CASE NAME: Cano Petroleum, Inc.

CASE NUMBER: 12-31549-bjh-11

MOR-3 Exhibit A

March 2012 Other

Officer Payment	20,046.25
Other contract staff	16,533.05

March Total Other Operating Disbursements	36,579.30

April 2012 Other

Other contract staff	98,320.80
Officer Payment	52,930.00
Bankruptcy Case Noticing in newspapers	68,229.78
IT Service provider	28,616.28
8k information services	6,997.28
Other general costs	807.73

April Total Other Operating Disbursements	255,901.87

May 2012 Other

Other contract staff	95,325.91
Officer	77,285.00
IT Service provider	16,706.82
8k information services	14,537.98
Bankruptcy Case Noticing in newspapers	12,965.20
HAAS Petroleum Engineering Services	12,000.00
Software licence fee for Image Now Software	8,742.27
Other general costs	2,430.70

May Total Other Operating Disbursements	239,993.88